UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2019

HEXION INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 1, 2019, Hexion Inc. (the “Company”), Hexion Holdings LLC, Hexion LLC (“Holdings”) and certain of the Company’s subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”, and the filings therein, the “Chapter 11 Filings”). The Chapter 11 proceedings are being jointly administered under the caption In re Hexion Holdings LLC, No. 19-10684 (the “Chapter 11 Cases”).

In connection with the Chapter 11 Filings, on April 3, 2019, the Company entered into the DIP ABL Facility (as defined below) and the Term Loan Facility (as defined below). The DIP ABL Facility and Term Loan Facility remain subject to the issuance of a final order by the Court.

DIP ABL Facility

In connection with the Chapter 11 Filings, on April 3, 2019, Holdings, the Company, Hexion Canada Inc., a Canadian corporation (the “Canadian Borrower”), Hexion B.V., a besloten vennootschap met beperkte aansprakelijkheid under the laws of The Netherlands (the “Dutch Borrower”), Hexion UK Limited, a company incorporated under the laws of England and Wales, and Borden Chemical UK Limited, a company incorporated under the laws of England and Wales (together, the “U.K. Borrowers”), and Hexion GMBH, a company organized under the laws of Germany (the “German Borrower” and, together with the Company, the Canadian Borrower, the Dutch Borrower and the UK Borrowers, the “Borrowers”), the lenders party thereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, and JPMorgan, as collateral agent (the “DIP ABL Collateral Agent”) entered into an amended and restated senior secured debtor-in-possession asset-based revolving credit agreement (the “DIP ABL Facility”), which amends and restates the Company’s existing asset-based revolving credit agreement (the “Prepetition ABL Facility”) among Holdings, the Company, the Borrowers, the lenders party thereto, JPMorgan, as administrative agent, and JPMorgan, as collateral agent. The DIP ABL Facility is currently being syndicated and certain terms, including pricing, are subject to change.

The DIP ABL Facility has an 18-month term unless, prior to the end of such 18 month period, a plan of reorganization filed in the Chapter 11 Cases is confirmed pursuant to an order entered by the Court, in which case, the DIP ABL Facility will terminate on the date of such confirmation. Availability under the ABL Facility is $350 million, which is limited prior to the date that the Court issues a final order approving the DIP ABL Facility. The DIP ABL Facility is also subject to a borrowing base that is based on a specified percentage of eligible accounts receivable and inventory and, in certain foreign jurisdictions, machinery and equipment.

The DIP ABL Facility bears interest based on, at the Company’s option, an adjusted LIBOR rate plus an applicable margin of 2.50% or an alternate base rate plus an applicable margin of 1.50%. In addition to paying interest on outstanding principal under the DIP ABL Facility, the Company will be required to pay a commitment fee to the lenders in respect of the unutilized commitments at an initial rate equal to 0.50% per annum, subject to adjustment depending on the usage.

The DIP ABL Facility has a minimum liquidity covenant of $35 million tested at the close of each business day.

The DIP ABL Facility is secured by, among other things, first-priority liens on most of the inventory and accounts receivable and related assets of the Company, its domestic subsidiaries and certain of its foreign subsidiaries, and, in the case of certain foreign subsidiaries, machinery and equipment (the “DIP ABL Priority Collateral”), and second-priority liens on certain collateral that generally includes most of the Company’s, its domestic subsidiaries’ and certain of its foreign subsidiaries’ assets other than DIP ABL Priority Collateral (the “DIP Term Loan Priority Collateral”), in each case subject to certain exceptions and permitted liens.

Reaffirmation Agreement

In connection with the DIP ABL Facility, on April 3, 2019, the Company entered into a reaffirmation agreement (the “Reaffirmation Agreement”) among Holdings, the Company, the Borrowers, the other domestic subsidiaries of the Company party thereto, certain foreign subsidiaries of the Company party thereto and the DIP ABL Collateral Agent, pursuant to which the parties thereto reaffirmed that the guarantees and security interests that secured the Prepetition ABL Facility remain in place and guarantee and secure the DIP ABL Facility for the benefit of the secured parties under the DIP ABL Facility.

Term Loan Facility

In connection with the Chapter 11 Filings, on April 3, 2019, the Company entered into a New York law-governed senior secured term loan agreement (the “Term Loan Facility”) among Holdings, the Company, Hexion International Holdings B.V. (the “Term Borrower”), the lenders party thereto and JPMorgan, as administrative agent and collateral agent (the “Term Loan Agent”). The proceeds of the Term Loan Facility were on-lent by the Term Borrower to the Company pursuant to an intercompany loan agreement (the “Intercompany Loan Agreement”) and were used in part to repay in full the outstanding obligations under the Prepetition ABL Facility. The Term Loan Facility is currently being syndicated and certain terms, including pricing and tenor, are subject to change.

The Term Loan Facility has an 18-month term unless, prior to the end of such 18 month period, a plan of reorganization filed in the Chapter 11 Cases is confirmed pursuant to an order entered by the Court, in which case, the Term Loan Facility will terminate on the date of such confirmation. The amount committed and made available under the Term Loan Facility is $350 million. The Term Loan Facility bears interest based on, at the Company’s option, an adjusted LIBOR rate plus an applicable margin of 3.00% or an alternate base rate plus an applicable margin of 2.00%.

The Term Loan Facility has a minimum liquidity covenant of $35 million tested at the close of each business day.

The security arrangements for the Term Loan Facility include a Dutch-law governed pledge over the equity of the Term Borrower’s direct subsidiary Hexion Holding B.V., a Dutch-law governed pledge over the Term Borrower’s rights and interest under the Intercompany Loan Agreement and first-priority liens on the unencumbered equity interests directly owned by, and all other unencumbered tangible and intangible property that is neither Notes Priority Collateral nor ABL Priority Collateral (as such terms are defined in the Company’s existing ABL Intercreditor Agreement, dated as of March 28, 2013, by and among JPMorgan, as the ABL facility collateral agent, Wilmington Trust, National Association, as applicable first-lien agent and first-lien collateral agent, the Company and its subsidiaries party thereto) of, the Debtors, in each case subject to certain exceptions and permitted liens.

Guarantee Agreement

In connection with the Term Loan Facility, on April 3, 2019, the Company entered into a New York law-governed guarantee agreement (the “Term Loan Guarantee Agreement”) among Holdings, the Company, the Term Borrower, the other domestic subsidiaries of the Company party thereto (such subsidiaries, together with Holdings and the Company, the “Term Loan Guarantors”) and the Term Loan Agent, pursuant to which the Term Loan Guarantors guaranteed the obligations of the Term Borrower under the Term Loan Facility and the other term loan documents.

The foregoing summary is qualified in its entirety by reference to the DIP ABL Facility, the Reaffirmation Agreement, the Term Loan Facility and the Term Loan Guarantee Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 8, 2019, in connection with syndicating the Credit Facilities, the Company is providing lenders a presentation, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Preliminary Financial Data and Financial Projections

The information in Exhibit 99.1 includes certain unaudited financial data that is preliminary and may change, including information for the fiscal year ended December 31, 2018, and for all periods after 2018. The Company and its auditors have not completed their normal quarterly and annual closing and review procedures for the quarter and year ended December 31, 2018, and there can be no assurance that final results for the Company’s fourth quarter or annual period will not differ from the Company’s estimated results, including as a result of quarter-end and annual closing procedures or review adjustments. The preparation of such preliminary financial data required the Company’s management to make estimates and assumptions that affected such financial data. This preliminary financial data should not be viewed as a substitute for full interim and annual financial statements that have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and have been reviewed and/or audited by the Company’s auditors. The information in Exhibit 99.1 also includes certain financial projections that were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections. While presented with numerical specificity, the financial projections are approximations based upon a variety of estimates and assumptions subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the Company’s control. Actual results may vary materially from those presented. The financial projections have not been audited and are not presented in accordance with GAAP. The inclusion of the financial projections should not be regarded as an indication that the Company considers the financial projections to be a reliable prediction of future events, and the financial projections should not be relied upon as such. The Company does not undertake any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. As a result of the foregoing considerations and other limitations, including those described below under “Forward-Looking Statements,” you are cautioned not to place undue reliance on the financial data included in Exhibit 99.1.

Forward Looking Statements

Certain statements in this report are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the SEC. While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Debtors’ ability to obtain the approval of the Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Court rulings and the Chapter 11 Cases in general, the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Filings and any additional strategies that the Debtors may employ to address their liquidity and capital resources, the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, restrictions on the Debtors due to the terms of the Credit Facilities that the Debtors entered into in connection with the Chapter 11 Cases and restrictions imposed by the Court, the timing for resolving and any impact of the network security incident, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs and the other factors listed in our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and our other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amended and Restated Senior Secured Debtor-in-Possession Asset-Based Revolving Credit Agreement, dated as of April 3, 2019, among Hexion LLC, Hexion Inc., Hexion Canada Inc., Hexion B.V., Hexion UK Limited, Borden Chemical UK Limited, Hexion GMBH, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

Exhibit 10.2	Reaffirmation Agreement, dated as of April 3, 2019, among Hexion LLC, Hexion Inc., Hexion Canada Inc., Hexion B.V., Hexion UK Limited, Borden Chemical UK Limited, Hexion GMBH, each Subsidiary of Hexion Inc. party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

Exhibit 10.3	Senior Secured Term Loan Agreement, dated as of April 3, 2019, among Hexion LLC, Hexion Inc., Hexion International Holdings B.V., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

Exhibit 10.4	Guarantee Agreement, dated as of April 3, 2019, among Hexion LLC, Hexion Inc., Hexion International Holdings B.V., each Subsidiary Loan Party identified therein and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 99.1	Hexion Lender Presentation, dated April 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date: April 8, 2019	By:	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer